PROSPECTUS SUPPLEMENT

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
and its
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE
SEPARATE ACCOUNT I

Supplement Dated June 24, 2009

This supplement amends certain information contained in the prospectus supplement effective as of
May 1, 2009. Please read it carefully and keep it with your prospectus for future reference.

IMPORTANT INFORMATION ABOUT THE
ING U.S. BOND INDEX PORTFOLIO

On May 4, 2009, Lehman Brothers Asset Management LLC, as subadviser to the ING U.S. Bond Index Portfolio, was renamed Neuberger Berman Fixed Income LLC. Accordingly, the reference on page 10 of the above-referenced supplement to Lehman Brothers Asset Management LLC is to be replaced with Neuberger Berman Fixed Income LLC.

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